Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
Property, Plant and Equipment
13.
Property, plant and equipment

	Land	Production facilities	Leasehold improvements	Equipment	Construction in progress (“CIP”)	Total
Cost
Balance at December 31, 2020	8,640	152,935	2	28,894	8,819	199,290
Acquisition (note 5(b))	—	—	4,169	2,209	—	6,378
Additions	—	467	126	1,975	1,209	3,777
Transfers from CIP	3,748	—	—	—	(3,748)	—
Dispositions	—	(70)	(398)	(301)	(177)	(946)
Balance at December 31, 2021	12,388	153,332	3,899	32,777	6,103	208,499
Acquisition (note 5(a), note5(c))	130	2,982	65,605	44,263	2,369	115,349
Additions	57	256	3,465	5,907	982	10,667
Dispositions	(611)	(3,844)	(647)	(4,025)	—	(9,127)
Balance at December 31, 2022	11,964	152,726	72,322	78,922	9,454	325,388

Accumulated depreciation and impairment
Balance at December 31, 2020	—	69,364	—	8,500	5,821	83,685
Depreciation	—	2,503	411	5,438	—	8,352
Impairment	—	60,000	—	—	—	60,000
Dispositions	—	—	—	(10)	—	(10)
Balance at December 31, 2021	—	131,867	411	13,928	5,821	152,027
Depreciation	—	1,288	7,212	11,373	—	19,873
Impairment	—	—	7,794	7,415	—	15,209
Dispositions	—	(1,324)	(610)	(3,196)	—	(5,130)
Balance at December 31, 2022	—	131,831	14,807	29,520	5,821	181,979

Net book value
Balance at December 31, 2021	12,388	21,465	3,488	18,849	282	56,472
Balance at December 31, 2022	11,964	20,895	57,515	49,402	3,633	143,409

During the year ended December 31, 2022, depreciation expense of $6.4 million was capitalized to biological assets and inventory (year ended December 31, 2021 – $4.9 million).

During the year ended December 31, 2022, proceeds of $3.5 million were received for the disposition of the Company’s Merritt facility and a gain on disposal of $0.5 million was recognized. At December 31, 2021, the Merritt facility was classified as assets held for sale.

During the year ended December 31, 2022, proceeds of $3.9 million were received for the disposition of the Company’s Rocky View facility and no gain on disposal was recognized.

During the year ended December 31, 2022, the Company determined that indicators of impairment existed relating to idle machinery and equipment. The estimated recoverable amount of the assets was determined to be nil and an impairment of $2.4 million was recorded. The impairment was recognized in the Company’s cannabis operations reporting segment.

During the year ended December 31, 2022, the Company determined that indicators of impairment existed relating to its retail stores due to underperforming operating results of certain stores. For impairment testing of retail property, plant and equipment and right of use assets, the Company determined that a CGU was defined as each individual retail store. The Company completed impairment tests for each store location determined to have an indicator of potential impairment using a discounted cash flow methodology. The recoverable amounts for each CGU were based on the higher of its estimated value in use (“VIU”) and fair value less costs of disposal (“FVLCD”) using level 3 inputs (refer to note 31 for further discussion of each input level). The significant assumptions applied in the impairment test are described below:

•
Cash flows: Estimated cash flows are based on forecasted EBITDA. The forecast is extended to a total of five years based on an analysis of the industry’s expected growth rates, historical and forecast volume changes, and inflation rates, except where a CGU has a defined life due to lease expiration. Management determined forecasted growth rates of sales based on past performance and its expectations of future performance for each location. Expenditures were based upon a combination of historical percentages of revenue, sales growth rates, and contractual lease payments.
•
Discount rate: The weighted average cost of capital was estimated to be 12.0% and is based on market capital structure of debt, risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded companies, the Company’s historical data, an unsystematic risk premium and after-tax cost of debt based on corporate bond yields.
•
Long-term growth rate: Five years of cash flows have been included in the discounted cash flow models. Where a CGU’s lease terms do not define the forecast period, maintainable debt-free net cash flow beyond the forecast period is estimated to approximate the fifth-year cash flows increased by a terminal growth rate of 2.5% and is based on the industry’s expected growth rates, forecast inflation rates and management’s experience.

As at December 31, 2022, the Company recorded impairment losses of property, plant and equipment of $12.8 million with $5.3 million in the cannabis retail reporting segment and $7.5 million in the liquor retail reporting segment.

Due to curtailment in the utilization of a portion of the capacity in the Company’s Olds facility to align cannabis production with current demand estimates, the Company determined that indicators of impairment existed at June 30, 2021. The impairment test for the Company’s Olds CGU used a value in use approach based on internal cash flow estimates at June 30, 2021, and a discount rate of 25%. The discount rate was estimated based on the Company’s weighted average cost of capital, adjusted for risks specific to the CGU. The estimated cash flows were based on a 5-year model taking into account the overall forecasted Canadian cannabis industry market size and the Company’s forecasted market share. A terminal value thereafter was applied. Based on the analysis, there was an impairment of the Company’s Olds CGU of $60.0 million as at June 30, 2021, as the estimated recoverable amount for this CGU of $70.0 million was lower than the respective carrying amount. The estimated value in use for the Company’s Olds CGU was sensitive to an increase in the discount rate. An increase to the discount rate by 1% would increase the impairment by approximately $7.3 million. The impairment was recognized in the Company’s cannabis operations reporting segment.